This presentation does not constitute an offer or invitation for the sale or purchase of securities and has been prepared solely for informational purposes. This presentation contains forward-looking statements within the meaning of the federal securities laws regarding Columbia Sportswear Company’s business opportunities and anticipated results of operations. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “might,” “will,” “would,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “likely,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Unless the context indicates otherwise, the terms "we," "us," "our," "the Company," and "Columbia" refer to Columbia Sportswear Company, together with its wholly owned subsidiaries and entities in which it maintains a controlling financial interest. The Company's expectations, beliefs and projections are expressed in good faith and are believed to have a reasonable basis; however, each forward-looking statement involves a number of risks and uncertainties, including those set forth in this document, those described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under the heading "Risk Factors," and those that have been or may be described in other reports filed by the Company, including reports on Form 8-K. Potential risks and uncertainties include those relating to the impact of the COVID-19 pandemic on our operations; economic conditions, including inflationary pressures; supply chain disruptions, constraints and expenses; labor shortages; changes in consumer behavior and confidence; as well as geopolitical tensions. The Company cautions that forward-looking statements are inherently less reliable than historical information. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this presentation. Nothing in this presentation should be regarded as a representation by any person that the forward- looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. We do not undertake any duty to update any of the forward- looking statements after the date of this document to conform the forward-looking statements to actual results or to changes in our expectations. FORWARD- LOOKING STATEMENTS

REFERENCES TO NON-GAAP FINANCIAL INFORMATION GLOSSARY OF PRESENTATION TERMINOLOGY DTC DTC.com DTC B&M y/y U.S. LAAP EMEA SG&A EPS bps direct-to-consumer DTC e-commerce DTC brick & mortar year-over-year United States Latin America and Asia Pacific Europe, Middle East and Africa selling, general & administrative earnings per share basis points “+” or “up” “-” or “down” LSD% MSD% HSD% LDD% low-20% mid-30% high-40% increased decreased low-single-digit percent mid-single-digit percent high-single-digit percent low-double-digit percent low-twenties percent mid-thirties percent high-forties percent “$##M” “$##B” c.c. M&A FX ~ H1 Q1 in millions of U.S. dollars in billions of U.S. dollars constant-currency mergers & acquisitions foreign exchange approximately first half first quarter Free cash flow is a non-GAAP financial measure. Free cash flow is calculated by reducing net cash flow provided by operating activities by capital expenditures. Management believes free cash flow provides investors with an important perspective on the cash available for shareholders and acquisitions after making the capital investments required to support ongoing business operations and long-term value creation. Free cash flow does not represent the residual cash flow available for discretionary expenditures as it excludes certain mandatory expenditures. Management uses free cash flow as a measure to assess both business performance and overall liquidity. Non-GAAP financial measures, including free cash flow, should be viewed in addition to, and not in lieu of or superior to, our financial measures calculated in accordance with GAAP. The Company provides a reconciliation of non-GAAP measures to the most directly comparable financial measure calculated in accordance with GAAP in the back of this presentation in the “Free Cash Flow Reconciliation” slide. The non-GAAP financial measures and constant-currency information presented may not be comparable to similarly titled measures reported by other companies.

THE HISTORY OF CSC VIDEO VIDEO PLAYING AT LIVE EVENT PRESENTATIONS WILL RESUME SHORTLY

C H A I R M A N , P R E S I D E N T & C H I E F E X E C U T I V E O F F I C E R TIM BOYLE

GLOBAL ADDRESSABLE MARKET OUTDOOR $40B Outdoor Source: Euromonitor, NPD, public company filings, Columbia Sportswear Company estimates

GLOBAL ADDRESSABLE MARKET OUTDOOR $40B ACTIVEWEAR $160B Activewear Source: Fortune Business, MarketWatch, public company filings, Columbia Sportswear Company estimates (excludes athletic brands)

GLOBAL ADDRESSABLE MARKET OUTDOOR $40B ACTIVEWEAR $1.5T TOTAL APPAREL & FOOTWEAR $160B Total Apparel & Footwear Source: Statista

STRATEGIC PRIORITIES ACCELERATE PROFITABLE GROWTH DRIVE BRAND ENGAGEMENT ENHANCE CONSUMER EXPERIENCES AMPLIFY MARKETPLACE EXCELLENCE EMPOWER TALENT THAT IS DRIVEN BY OUR CORE VALUES CREATE ICONIC PRODUCTS

DIFFERENTIATED, FUNCTIONAL AND INNOVATIVE CREATE ICONIC PRODUCTS INCREASED, FOCUSED DEMAND CREATION INVESTMENTS

DRIVE BRAND ENGAGEMENT INCREASED, FOCUSED DEMAND CREATION INVESTMENTSDIFFERENTIATED, FUNCTIONAL AND INNOVATIVE ENHANCE CONSUMER EXPERIENCES INVEST IN CAPABILITIES TO DELIGHT AND RETAIN CONSUMERS

ENHANCE CONSUMER EXPERIENCES INVEST IN CAPABILITIES TO DELIGHT AND RETAIN CONSUMERSINCREASED, FOCUSED DEMAND CREATION INVESTMENTS AMPLIFY MARKETPLACE EXCELLENCE

AMPLIFY MARKETPLACE EXCELLENCE DIGITALLY LED, OMNI-CHANNEL, GLOBAL ENHANCE CONSUMER EXPERIENCES INVEST IN CAPABILITIES TO DELIGHT AND RETAIN CONSUMERS EMPOWER TALENT THAT IS DRIVEN BY OUR CORE VALUES

EMPOWER TALENT THAT IS DRIVEN BY OUR CORE VALUES THROUGH A DIVERSE AND INCLUSIVE WORKFORCE AMPLIFY MARKETPLACE EXCELLENCE

CORE VALUES COMPETE TO WIN RELENTLESS IMPROVEMENT CULTURE OF HONESTY, RESPECT & TRUST DO THE RIGHT THING

DO THE RIGHT THING

9% 3 Y E A R C A G R 11%T O 2022 — 2025 NET SALES GROWTH

COLUMBIA BRAND MISSION VIDEO VIDEO PLAYING AT LIVE EVENT PRESENTATIONS WILL RESUME SHORTLY

E X E C U T I V E V I C E P R E S I D E N T, C O L U M B I A B R A N D P R E S I D E N T JOE BOYLE

UNLOCK THE OUTDOORS FOR EVERYONE M I S S I O N

TO BE THE #1 OUTDOOR BRAND IN THE WORLD V I S I O N

COLUMBIA BRAND CUMULATIVE NET SALES GAIN $700M 2 0 2 3 T O 2 0 2 5 >

ICONIC PRODUCT

INSPIRE THE NEXT GENERATION

UNLOCK THE MARKETPLACE OF THE FUTURE

“IT’S PERFECT. NOW MAKE IT BETTER.”

S V P, C H I E F M A R K E T I N G O F F I C E R PRI SHUMATE

EVERYTHING MATTERS

FUTURE PROOFING THE BRAND

CONSUMER CONNECTION GTM BY ACTIVITY BRAND EXPERIENCES

DEEPEN CONNECTION

YOUNGER, MORE DIVERSE

CELEBRATE PRODUCT

CELEBRATE PEOPLE

Image of Gert - the boss, driving the team

CELEBRATE PLACES

PRODUCT PEOPLE PLACES

GTM BY ACTIVITY

INNOVATIONS BRAND STORY TELLING TOUGH MOTHER OUTDOOR GUIDE

BALANCE

CONSUMER CONNECTION GTM BY ACTIVITY BRAND EXPERIENCES

BRAND EXPERIENCE

TRUSTED FRIEND

CONSUMER CONNECTION GTM BY ACTIVITY BRAND EXPERIENCES

S V P, C H I E F P R O D U C T O F F I C E R DEAN RURAK

SOLVING PROBLEMS

SOLVING PROBLEMS TIM BOYLE

SOLVING PROBLEMS

HIKE TRAIL RUN SNOW FISH & HUNT ACTIVITY AREAS

HIKE

TRAIL RUN

SNOW

FISH & HUNT

PFG FISHING PRODUCT AND INNOVATION VIDEO VIDEO PLAYING AT LIVE EVENT PRESENTATIONS WILL RESUME SHORTLY

WARM DRY COOL PROTECTED

S E N I O R D I R E C T O R O F I N N O VA T I O N HASKELL BECKHAM

INNOVATION AT OUR CORE

20212020201820182017 2021 2021 20222022202220212021 2022 2023 20132012201120102009 2015 2016 20072007200219971991 2009 2009

VISIBLE INNOVATION

20212020201820182017 2021 2021 20222022202220212021 2022 2023 20132012201120102009 2015 2016 20072007200219971991 2009 2009 90+ INDUSTRY AWARDS

20212020201820182017 2021 2021 20222022202220212021 2022 2023 20132012201120102009 2015 2016 20072007200219971991 2009 2009 240 PATENT FAMILIES

PROTECTEDCOOLDRYWARM COLUMBIA INNOVATION CATEGORIES

PROTECTEDCOOLDRYWARM SUSTAINABLE COLUMBIA INNOVATION CATEGORIES

CSC VALUES AND ESG EFFORTS VIDEO VIDEO PLAYING AT LIVE EVENT PRESENTATIONS WILL RESUME SHORTLY

PROTECTEDCOOLDRYWARM SUSTAINABLE COLUMBIA INNOVATION CATEGORIES

WARM

2010 2018 2020 2021 2022

DRY

COOL

PROTECTED

20212020201820182017 2021 2021 20222022202220212021 2022 2023 20132012201120102009 2015 2016 20072007200219971991 2009 2009

BOAT TO BAR

EVERYDAY OUTDOOR

HIKE TRAIL RUN SNOW FISH & HUNT EVERYDAY OUTDOOR ACTIVITY AREAS

S V P, G L O B A L W H O L E S A L E TIM SHEERIN

MARKETPLACE

MARKETPLACE OF THE FUTURE

HUMBLE ACCESSIBLE DEMOCRATIC

LEAD WITH COLUMBIA.COM ELEVATE THE COLUMBIA SHOPPING EXPERIENCE DEVELOP THE PARTNERSHIPS OF THE FUTURE

LEAD WITH COLUMBIA .COM

DEVELOP THE PARTNERSHIPS OF THE FUTURE

ELEVATE THE SHOPPING EXPERIENCE

LEAD WITH COLUMBIA.COM ELEVATE THE COLUMBIA SHOPPING EXPERIENCE DEVELOP THE PARTNERSHIPS OF THE FUTURE

28,000 POINTS OF DISTRIBUTION

CANADA

EUROPE

ASIA

CHINA

INTERNATIONAL DISTRIBUTOR REGIONS MEXICOBRAZIL ECUADOR TURKEYMONGOLIA HONG KONG INDIAOMAN DUBAI

UNITED STATES

BALANCE

OPPORTUNITY

OPPORTUNITY

OPPORTUNITY

OPPORTUNITY

MARKETPLACE OF THE FUTURE

E X E C U T I V E V I C E P R E S I D E N T, C O L U M B I A B R A N D P R E S I D E N T JOE BOYLE

INSPIRE THE NEXT GENERATION CREATE ICONIC PRODUCT UNLOCK THE MARKETPLACE OF THE FUTURE COLUMBIA BRAND STRATEGY

7% 3 Y E A R C A G R 9%T O 2022 — 2025 COLUMBIA BRAND GROWTH

COLUMBIA BRAND CUMULATIVE NET SALES GAIN $700M 2 0 2 3 T O 2 0 2 5 >

COLUMBIA BRAND GROWTH BY SEGMENT 2022E 2025E FOOTWEAR +LDD% APPAREL +HSD% >$700M PRODUCT Growth rates reflect 3-Year CAGR

COLUMBIA BRAND GROWTH BY SEGMENT 2022E 2025E DTC.COM +LDD% DTC B&M +HSD% WHOLESALE +HSD% >$700M CHANNELS Growth rates reflect 3-Year CAGR

COLUMBIA BRAND GROWTH BY SEGMENT 2022E CANADA +LDD% 2025E EMEA +LDD% LAAP +LDD% USA +HSD% >$700M REGIONS Growth rates reflect 3-Year CAGR

FOOTWEAR COLUMBIA.COM INTERNATIONAL ACCELERATING GROWTH

COLUMBIA BRAND PRODUCT AND MARKETING VIDEO VIDEO PLAYING AT LIVE EVENT PRESENTATIONS WILL RESUME SHORTLY

PRANA BRAND PRODUCT AND MARKETING VIDEO VIDEO PLAYING AT LIVE EVENT PRESENTATIONS WILL RESUME SHORTLY

P R E S I D E N T, p r A n a MONICA MIRRO

Emerging Brands

prAna__The Active Wellness Brand

OUR MISSION/ We inspire your pursuit of wellness to create a healthier body, mind and planet.

WHO WE SERVE/ Young-Spirited Adventurers who seek revitalization through the activities they love.

prAna__The Active Wellness Brand Our Unique Position Active Industry Outdoor Industry

Make Great Product 030201 Build The Brand Develop Balanced Omni-Channel Distribution Core Growth Strategy

Make Great Product

prAna__a Product Company Becksa CollectionStretch Zion Collection

195 Yoga Climbing

Build the Brand

Develop Balanced Omni-Channel Distribution

Prepared for   prAna. Boulder, Colorado prAna Store

Sustainability Glassine BagRaffia Tie

Active Wellness

Brand Manifesto P R E S I D E N T, M O U N T A I N H A R D W E A R TROY SICOTTE

Secret sauce?

9% – 11% 2 0 2 2 – 2 0 2 5 N E T SA L E S G R OW T H 3 Y E A R CAG R

Our focus _01

M O U N TA I N E E R I N G

C L I M B I N G

S K I & S N OW B OA R D

T R A I L

CA M P

Our culture _02

#HumansOfHardwear

Sustainability

Warranty Team

Our fans _03

Our product

Ghost Whisperer

Expedition Tents

Polartec Highloft Jacket

Dynama Bottoms

Crater Lake UPF Tops

Stretchdown

Camp

Camp PACK @ HOME ROADTRIP ARRIVE @ CAMP UNPACK & SET UP ACTIVITY PACK UP & HEAD HOMECHILLSLEEP/ COZY UP COOK/ CAMP CHORES WAKE UP

Looking ahead

Innovation _01

Awareness _02

Awareness _02

Awareness _02 M O U N TA I N E E R I N G C L I M B S K I & S N OW B OA R D T R A I L CA M P

Access _03

Access _03

Access _03

Access _03

Brand Manifesto

MOUNTAIN HARDWEAR BRAND PRODUCT AND MARKETING VIDEO VIDEO PLAYING AT LIVE EVENT PRESENTATIONS WILL RESUME SHORTLY

P R E S I D E N T, S O R E L MARK NENOW

THE NEXT GLOBAL FOOTWEAR FORCE

JOURNEY

BRAND

PRODUCT CREATION

FOCUS

ROTATION

SUN COOL STRTHIGHSNKR

PURPOSEFUL AUDACIOUS RELENTLESS CREATIVE

POWERFUL UNSTOPPABLE POWERFUL UNSTOPPABLE POWERFUL UNSTOPPABLE POWERFUL UNSTOPPABLE POWERFUL UNSTOPPABLE POWERFUL UNSTOPPABLE POWERFUL UNSTOPPABLE POWERFUL UNSTOPPABLE POWERFUL UNSTOPPABLE POWERFUL UNSTOPPABLE POWERFUL UNSTOPPABLE POWERFUL UNSTOPPABLE POWERFUL UNSTOPPABLE POWERFUL UNSTOPPABLE POWERFUL UNSTOPPABLE POWERFUL UNSTOPPABLE POWERFUL UNSTOPPABLE POWERFUL UNSTOPPABLE

UNSTOPPABLE

INDEPENDENT

INDEPENDENT

FUNCTION FIRST FASHION

DE-POSITION THE COMPETITION BECOME THE CATEGORY LEADER

LivelyFoam™ UNDER THE FOOT ™ EverTread™

OVER THE FOOT WaterProof WaterProtect ChillProof MoveFree BreatheFree ™

THE NEXT GLOBAL FOOTWEAR FORCE

SOREL BRAND PRODUCT AND MARKETING VIDEO VIDEO PLAYING AT LIVE EVENT PRESENTATIONS WILL RESUME SHORTLY

E V P, C H I E F F I N A N C I A L O F F I C E R JIM SWANSON

STRATEGIC PRIORITIES ACCELERATE PROFITABLE GROWTH DRIVE BRAND ENGAGEMENT ENHANCE CONSUMER EXPERIENCES AMPLIFY MARKETPLACE EXCELLENCE EMPOWER TALENT THAT IS DRIVEN BY OUR CORE VALUES CREATE ICONIC PRODUCTS

ACCELERATING PROFITABLE GROWTH

MARKET TAILWINDS A BROADER CASUALIZATION TREND IS SPUR- RING GROWTH IN LIFESTYLE APPAREL POPULARITY OF OUTDOOR ACTIVITIES HEALTH & WELLNESS AND THE IMPORTANCE OF BEING ACTIVE IS TAKING A LARGER PART IN PEOPLE’S LIVES

ACCELERATING PROFITABLE GROWTH FORTRESS BALANCE SHEET AND DISCIPLINED APPROACH TO CAPITAL ALLOCATION. PROVEN TRACK RECORD OF FINANCIAL PERFORMANCE POSITIONED TO GENERATE MEANINGFUL SHAREHOLDER VALUE.

DELIVERING SHAREHOLDER VALUE + % N E T S A L E S C A G R 9 D I L U T E D E P S C A G R 11+ % A N N U A L I Z E D T O T A L S H A R E H O L D E R R E T U R N 13+ % 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 $3.1B $427M NET SALES

1998 — 2021 ANNUAL SHAREHOLDER RETURN 13+ % C O L U M B I A S P O R T S W E A R C O M PA N Y 10+ % S & P 5 0 0 C O N S U M E R D I S C R E T I O N A R Y I N D E X 8+ % S & P 5 0 0 I N D E X

9% 3 Y E A R C A G R 11%T O 2022 — 2025 NET SALES GROWTH OPERATING MARGIN EXPANSION

B Y 2 0 2 5 OPERATING MARGIN EXPANSION 14%~ 2022 — 2025 NET SALES GROWTH 2022 — 2025 DILUTED EPS GROWTH

3 Y E A R C A G R 12% 15%T O 2022 — 2025 DILUTED EPS GROWTHOPERATING MARGIN EXPANSION

MARKET HEADWINDS SUPPLY CHAIN DISRUPTIONS BROAD-BASED INFLATIONARY PRESSURES ONGOING COVID-19 IMPACT GEOPOLITICAL ENVIRONMENT TIGHTENING FED POLICY

2023 SPRING 2023 ORDERS SUPPORT MODEST YEAR-OVER-YEAR FIRST HALF WHOLESALE NET SALES GROWTH

1. FOOTWEAR

1. FOOTWEAR

2. INTERNATIONAL EXPANSION CANADA EUROPE CHINA

3. DIGITAL COMMERCE

2022 — 2025 COLUMBIA BRAND GROWTH 7% 3 Y E A R C A G R 9%T O 20

20% 3 Y E A R C A G R 22%T O 2022 — 2025 SOREL GROWTH2022 — 2025 COLUMBIA BRAND GROWTH 2022 — 2025 MOUNTAIN HARDWEAR GROWTH

3 Y E A R C A G R 2022 — 2025 MOUNTAIN HARDWEAR GROWTH 9% 11%T O% 2022 — 2025 SOREL GROWTH 2022 — 2025 PRANA GROWTH

5% 3 Y E A R C A G R 7%T O 2022 — 2025 PRANA GROWTH2022 — 2025 MOUNTAIN HARDWEAR GROWTH

2022 — 2025 GROWTH BY BRAND C O L U M B I A S O R E L2022E82% 11% 3% 4% M O U N T A I N H A R D W E A R p r A n a 2025E79% 14% 3% 4%

3 Y E A R C A G R 2022 — 2025 GROWTH BY CATEGORY 7% A P PA R E L , A C C E S S O R I E S & E Q U I P M E N T T O9%15% F O O T W E A R Columbia Footwear up 10% to 12% SOREL up 20% to 22% T O17%

2022 — 2025 GROWTH BY CATEGORY A P PA R E L A C C E S S O R I E S E Q U I P M E N T F O O T W E A R 2022E 2025E76% 24% 71% 29%

3 Y E A R C A G R 2022 — 2025 GROWTH BY GEOGRAPHY China up mid-teens% Europe Direct up mid-teens% U N I T E D S T A T E S L A A P E M E A C A N A D A 8+ % TO 10%+ 9+ % TO 11%+ 11+ % TO 13%+ 12+ % TO 14%+

2022 — 2025 GROWTH BY GEOGRAPHY U N I T E D S T A T E S L A A P 2022E67% 13% 12% 8% E M E A C A N A D A 2025E65% 14% 13% 8%

2022 — 2025 GROWTH BY CHANNEL 13% T O15% D T C E - C O M M E R C E 6% T O8% D T C B R I C K & M O R T A R 3 Y E A R C A G R T O11%9% W H O L E S A L E

2022 — 2025 GROWTH BY CHANNEL W h o l e s a l e D T C B & M 2022E55% 27% 18% D T C . c o m 2025E55% 25% 20%

OPERATING MARGIN EXPANSION B Y 2 0 2 5 14%~

GROSS MARGIN DRIVERS HEADWINDS ECONOMIC UNCERTAINTY — INFLATIONARY PRESSURES FOREIGN CURRENCY WEAKNESS INVENTORY & MARKETPLACE PROMOTION LEVELS TAILWINDS BRAND PRICING POWER DISCIPLINED EXECUTION

SG&A DRIVERS HEADWINDS/INVESTMENTS INFLATIONARY PRESSURES STRATEGIC INVESTMENTS, INCLUDING DEMAND CREATION TAILWINDS TOP LINE MOMENTUM, FUELS FIXED SG&A EXPENSE LEVERAGE OPERATIONAL EFFICIENCIES EXPENSE DISCIPLINE

STRATEGIC INVESTMENTS DEMAND CREATION DIGITAL SUPPLY CHAIN OTHER

STRATEGIC INVESTMENTS DEMAND CREATION INCREASE RATE OF SPEND TO >6.0% OF SALES EMPHASIZE GROWTH ACCELERATORS UTILIZE FULL FUNNEL – DIGITAL-FIRST MINDSET CREATE DEEPER CONNECTIONS WITH CONSUMERS

STRATEGIC INVESTMENTS DIGITAL ENHANCE ONLINE CONSUMER EXPERIENCES GENERATE CONSUMER INSIGHTS WITH DATA AND ANALYTICS AMPLIFY LOYALTY / MEMBERSHIP ENGAGE CONSUMERS WITH DIGITAL MARKETING

STRATEGIC INVESTMENTS SUPPLY CHAIN ENHANCE CONSUMER EXPERIENCES THROUGH SERVICE AND SPEED ADAPT OUR SUPPLY CHAIN TO AN EVOLVING BUSINESS MODEL SERVING AN OMNI-CHANNEL BUSINESS IMPROVE INVENTORY EFFICIENCY ACTIVATE CAPACITY GROWTH

STRATEGIC INVESTMENTS OTHER INVEST IN NEW GROWTH OPPORTUNITIES DTC STORE EXPANSION EMPOWER OUR TALENT THROUGH TOOLS & TECHNOLOGY

CAPITAL ALLOCATION PRIORITIES RETURN AT LEAST 40% OF FREE CASH FLOW TO SHAREHOLDERS INVEST IN ORGANIC GROWTH OPPORTUNITIES OPPORTUNISTIC M&A TO DRIVE LONG-TERM PROFITABLE GROWTH THROUGH DIVIDENDS AND SHARE REPURCHASES

CAPITAL ALLOCATION PRIORITIES C U M U L A T I V E F R E E C A S H F L O W 2 0 2 3 - 2 0 2 5 > C U M U L A T I V E F R E E C A S H F L O W T O S H A R E H O L D E R S 2 017- 2 0 21 FREE CASH FLOW $1,241M SHARE BUYBACK $265M DIVIDENDS $657M $1BNET OPERATING CASH FLOW $1,547M Please see the Free Cash Flow Reconciliation slide for more information

ANNUAL TOTAL SHAREHOLDER RETURN TARGET 3 Y E A R C A G R NET SALES GROWTH OPERATING MARGIN EXPANSION DIVIDEND/ REPURCHASE ORGANIC TSR TOTAL SHAREHOLDER RETURN POTENTIAL VALUATION MULTIPLE EXPANSION +9% TO 11% +3% TO 4% +1% TO 2% +13% TO 17% +13% TO 17%

2025 EARNINGS GROWTH ALGORITHM $4.5B T O % N E T S A L E S O P E R A T I N G M A R G I N D I L U T E D E P S $4.7B ~14 $7.35 T O $7.95 + =

FREE CASH FLOW RECONCILIATION GAAP financial measures for forward-looking periods are not available without unreasonable effort.

Columbia Sportswear Company™

Columbia

SOREL

MOUNTAIN HARDWEAR

prAna


Columbia
Sportswear Company™

FORWARD- LOOKING STATEMENTS

This presentation does not constitute an offer or invitation for the sale or purchase of securities and has been prepared solely for informational purposes.

This presentation contains forward-looking statements within the meaning of the federal securities laws regarding Columbia Sportswear Company's business opportunities and anticipated results of operations. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as "may," "might," "will," "would," "should," "expect," "plan," "anticipate," "could," "intend," "target," "project," "contemplate," "believe," "estimate," "predict," "likely," "potential" or "continue" or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Unless the context indicates otherwise, the terms "we," "us," "our," "the Company," and "Columbia" refer to Columbia Sportswear Company, together with its wholly owned subsidiaries and entities in which it maintains a controlling financial interest.

The Company's expectations, beliefs and projections are expressed in good faith and are believed to have a reasonable basis; however, each forward-looking statement involves a number of risks and uncertainties, including those set forth in this document, those described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under the heading "Risk Factors," and those that have been or may be described in other reports filed by the Company, including reports on Form 8-K. Potential risks and uncertainties include those relating to the impact of the COVID-19 pandemic on our operations; economic conditions, including inflationary pressures; supply chain disruptions, constraints and expenses; labor shortages; changes in consumer behavior and confidence; as well as geopolitical tensions. The Company cautions that forward-looking statements are inherently less reliable than historical information.

New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this presentation. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. We do not undertake any duty to update any of the forward-looking statements after the date of this document to conform the forward-looking statements to actual results or to changes in our expectations.

REFERENCES TO NON-GAAP FINANCIAL INFORMATION

Free cash flow is a non-GAAP financial measure. Free cash flow is calculated by reducing net cash flow provided by operating activities by capital expenditures. Management believes free cash flow provides investors with an important perspective on the cash available for shareholders and acquisitions after making the capital investments required to support ongoing business operations and long-term value creation. Free cash flow does not represent the residual cash flow available for discretionary expenditures as it excludes certain mandatory expenditures. Management uses free cash flow as a measure to assess both business performance and overall liquidity.

Non-GAAP financial measures, including free cash flow, should be viewed in addition to, and not in lieu of or superior to, our financial measures calculated in accordance with GAAP. The Company provides a reconciliation of non-GAAP measures to the most directly comparable financial measure calculated in accordance with GAAP in the back of this presentation in the "Free Cash Flow Reconciliation" slide. The non-GAAP financial measures and constant-currency information presented may not be comparable to similarly titled measures reported by other companies.

GLOSSARY OF PRESENTATION TERMINOLOGY

DTC	direct-to-consumer
DTC.com	DTC e-commerce
DTC B&M	DTC brick & mortar
y/y	year-over-year
U.S.	United States
LAAP	Latin America and Asia Pacific
EMEA	Europe, Middle East and Africa
SG&A	selling, general & administrative
EPS	earnings per share
bps	basis points
"+" or "up"	increased
"-" or "down"	decreased
LSD%	low-single-digit percent
MSD%	mid-single-digit percent
HSD%	high-single-digit percent
LDD%	low-double-digit percent
low-20%	low-twenties percent
mid-30%	mid-thirties percent
high-40%	high-forties percent
"$##M"	in millions of U.S. dollars
"$##B"	in billions of U.S. dollars
c.c.	constant-currency
M&A	mergers & acquisitions
FX	foreign exchange
~	approximately
H1	first half
Q1	first quarter

THE HISTORY OF CSC VIDEO

VIDEO PLAYING AT LIVE EVENT
PRESENTATIONS WILL RESUME SHORTLY


TIM BOYLE
CHAIRMAN, PRESIDENT & CHIEF EXECUTIVE OFFICER


Columbia
Sportswear Company™


Columbia
SOREL
MOUNTAIN HARD WEAR
prAna


GLOBAL ADDRESSABLE MARKET
OUTDOOR
$40B
Outdoor Source: Euromonitor, NPD, public company filings, Columbia Sportswear Company estimates

GLOBAL ADDRESSABLE MARKET

ACTIVEWEAR

OUTDOOR $40B

$160B

Activewear Source: Fortune Business, MarketWatch, public company filings, Columbia Sportswear Company estimates (excludes athletic brands)


GLOBAL ADDRESSABLE MARKET
OUTDOOR
$40B
ACTIVEWEAR
$160B
TOTAL APPAREL & FOOTWEAR
$1.5T
Total Apparel & Footwear Source: Statista


Columbia
SOREL
MOUNTAIN HARD WEAR
prAna


Columbia


SOREL


MOUNTAIN
HARD
WEAR


prAna


Columbia
SOREL
MOUNTAIN HARD WEAR
prAna

STRATEGIC PRIORITIES

ACCELERATE PROFITABLE GROWTH

CREATE ICONIC PRODUCTS	DRIVE BRAND ENGAGEMENT	ENHANCE CONSUMER EXPERIENCES	AMPLIFY MARKETPLACE EXCELLENCE

EMPOWER TALENT THAT IS DRIVEN BY OUR CORE VALUES


CREATE
ICONIC PRODUCTS
DIFFERENTIATED, FUNCTIONAL AND INNOVATIVE

DRIVE
BRAND ENGAGEMENT

INCREASED, FOCUSED DEMAND CREATION INVESTMENTS


ENHANCE
CONSUMER EXPERIENCES
INVEST IN CAPABILITIES TO DELIGHT AND RETAIN CONSUMERS

AMPLIFY MARKETPLACE EXCELLENCE

DIGITALLY LED, OMNI-CHANNEL, GLOBAL





EMPOWER TALENT THAT IS DRIVEN BY OUR CORE VALUES

THROUGH A DIVERSE AND INCLUSIVE WORKFORCE

CORE VALUES

- COMPETE TO WIN
- RELENTLESS IMPROVEMENT
- CULTURE OF HONESTY, RESPECT & TRUST
- DO THE RIGHT THING


DO THE
RIGHT THING

2022 – 2025 NET SALES GROWTH

3 YEAR CAGR

—

9% TO 11%


Columbia
Sportswear Company™

COLUMBIA BRAND MISSION VIDEO

VIDEO PLAYING AT LIVE EVENT
PRESENTATIONS WILL RESUME SHORTLY


JOE BOYLE
EXECUTIVE VICE PRESIDENT, COLUMBIA BRAND PRESIDENT


Columbia
PFG



MISSION

UNLOCK THE OUTDOORS FOR EVERYONE




VISION
TO BE THE #1 OUTDOOR BRAND IN THE WORLD



COLUMBIA BRAND CUMULATIVE NET SALES GAIN

2023 TO 2025

>$700M


ICONIC
PRODUCT
Columbia




BOWL GAME
CapitalOne
ENTURE X


Columbia
PFG


PFG
Columbia
PFG
Columbia


THERMAL REFLECTIVE
OMNI-HEAT


OMNI-HEAT
INFINITY







INSPIRE THE
NEXT GENERATION




Columbia
UNLOCK THE MARKETPLACE OF THE FUTURE
MADE FOR OUTSIDE


11:56
Columbia
Color: Warm Copper, Black
Size:
Size Guides ›
S
M
L
XL
XXL




9:55
5G
Columbia
PFG Logo™ Mesh Ball Cap - High Crown
4.7 (705)
$30.00
Columbia
PFG
4.7
705 Reviews
597 out of 629 (95%) reviewers recommend this product
705
Reviews
7
Questions
7
Answers
columbia.com


"IT'S PERFECT.
NOW MAKE IT BETTER."




PRI SHUMATE
SVP, CHIEF MARKETING OFFICER


Forbes
THE HALO 100 2022
LEADERSHIP STRATEGY • EDITORS' PICK
How Columbia Sportswear Became America's Most Trusted Brand
Jena McGregor Forbes Staff
Some outdoor clothing brands wear their heart on their sleeve, so to speak, such as Patagonia suing the Trump administration to protect public lands or REI closing stores on Black Friday to encourage people to spend time outside.
And then there's Columbia Sportswear, a stalwart retail staple with a third-generation




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CONNECTION
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ACTIVITY
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BRAND
EXPERIENCES
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TOUGH MOTHER OUTDOOR GUIDE
TRAIL RUNNING
12 Tips for Trail Running in the Rain
Learn how to tackle muddy trails with these tips and tricks for trail running in the rain.


Columbia
Columbia
Columbia


DEEPEN
CONNECTION


YOUNGER,
MORE DIVERSE
Columbia













CELEBRATE PRODUCT


"WAS THIS PARKA DESIGNED by DR. JEKYLL or MRS. HYDE?"
-TIM BOYLE, PRESIDENT, COLUMBIA SPORTSWEAR
As the original Interchange System™ parka, the Bugaboo was a product of my mother's mood swings. She calmly suggested a revolutionary idea—a parka that changes personalities as fast as you-know-who. Then Mrs. Hyde emerged. And she wasn't satisfied until the MTR™ fleece liner zipped effortlessly into the shell—every time. And the seams were double stitched, sealed and reinforced. Then, and only then, were we allowed another glimpse of her placid self. Small wonder the Bugaboo Parka™ has been knocked off more than any design in history. But, as a friendly aside to our competitors, I'd be a bit hesitant to bring out the beast in Mother Boyle.
Columbia
Sportswear Company


Columbia
montrail
OutDry






Columbia







CELEBRATE PEOPLE
Columbia


Columbia
DOORDASH


Columbia





Columbia


LFG


CELEBRATE PLACES


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montrail
PRODUCT

PEOPLE

PLACES

GTM BY ACTIVITY


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Columbia




Columbia


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PFG
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PFG


Columbia
INNOVATIONS
BRAND STORY TELLING
TOUGH MOTHER OUTDOOR GUIDE


BALANCE

CONSUMER CONNECTION


Columbia

GTM BY ACTIVITY


Columbia

BRAND EXPERIENCES


2:21
Columbia
TOUGH MOTHER
OUTDOOR GUIDE
TRAIL RUNNING
12 Tips for Trail Running in the Rain
Learn how to tackle muddy trails with these tips and tricks for trail running in the rain.

BRAND EXPERIENCE


Columbia
KEEPING YOU OUTDOORS SINCE 1938
乐享户外，始于1938
心向山野
MADE FOR OUTSIDE


Columbia
SOYEZ COOL. RESTEZ AU CHAUD.
Des doudounes tendance en duvet douillet et chaud prêtes pour la ville.
POUR HOMME
POUR FEMME


amazon prime
Columbia
TESTED TOUGH
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MADE FOR




2:21
5G
Columbia
TOUGH MOTHER
OUTDOOR GUIDE
Everybody outside. In the Tough Mother Outdoor Guide, we promise to keep things simple and deliver reliable, no-nonsense advice and heartfelt articles on how to enjoy the outdoors. See you out there.
TRAIL RUNNING
12 Tips for Trail Running in the Rain
Learn how to tackle muddy trails with these tips and tricks for trail running in the rain.


Columbia
Men
Women
Kids
Footwear
Accessories
Clearance
Explore
Search
Home › Men › Jackets
JACKET FINDER
FIND THE PERFECT JACKET IN JUST A FEW CLICKS.
SELECT A GENDER TO START
MEN
WOMEN
YOUTH


TRUSTED
FRIEND


CONSUMER
CONNECTION
Columbia


GTM BY
ACTIVITY
Columbia


BRAND
EXPERIENCES
2:21
Columbia
TOUGH MOTHER
OUTDOOR GUIDE
TRAIL RUNNING
12 Tips for Trail Running in the Rain
Learn how to tackle muddy trails with these tips and
tricks for trail running in the rain.


hat
COLUMBIA HAT CO.
309 Hughes Building
PORTLAND 4, OREGON
Winter 1950–1951




columbia sportswear co.








FALL & WINTER 1959
COLUMBIA SPORTSWEAR CO.
PORTLAND, OREGON
Serving the West




INTRODUCING THE
GET-ME-THE-HELL-OUT-OF-
THIS-CUBICLE LOOK.
Columbia Sportswear Company




DEAN RURAK
SVP, CHIEF PRODUCT OFFICER


SOLVING
PROBLEMS


SOLVING
PROBLEMS
TIM BOYLE


"WHY MOTHER MADE US BUILD A HIGH-PRICED PARKA NO SERIOUS BIRD HUNTER WOULD BE SEEN IN." –Tim Boyle
As most of you know by now, my mother, Gert, has been characterized as ruling with an iron fist. While that's a little extreme, she is a tough cookie. One who can't leave well enough alone.
Case in point, our Super Quad Parka.
Instead of just settling back and enjoying the phenomenal success of our Quad Parka, she chose to find fault with it. And that wasn't easy. But she managed.
So what you see here is the latest result of Mother's nagging. A totally new look in camouflage that, I must admit, makes considerably more sense for marshes than splotchy leaf patterns. This vertical reed-like design was developed by none other than the North American Wildlife Foundation's biologists and ecologists at the Delta Waterfowl and Wetlands Research Center in Manitoba. It's a Columbia exclusive.
But there's more that makes this new Super Quad a standout besides the unique camo that makes it blend in.
The full-length outershell is Gore-Tex and Cordura/Supplex with new Dryline lining. The zip-out liner, a separate waist-length jacket in itself, is also of Gore-Tex. It's reversible and insulated with Quallofil for utmost warmth.
Other touches are typical Columbia. Radial Sleeves on both jackets assure free arm movement even when they're worn together. Vented outershell for cool hunting on wet/warm days. Oversized cargo pockets. Fleece-lined chest pockets. Detachable hood. Front and interior storm flaps.
It's not only the best, and probably most expensive, duck hunting parka you will find. It's also four parkas in one.
Made with a relentless attention to detail inspired by one tough mother.
Columbia
Sportswear Company

SOLVING PROBLEMS




Bugaboo
KITH


ACTIVITY AREAS
HIKE
TRAIL RUN
SNOW
FISH & HUNT





HIKE




Columbia




RUNNER'S
2022
SHOE
AWARDS
TRAIL RUN
Columbia
montrail




SNOW






FISH & HUNT

PFG FISHING PRODUCT AND INNOVATION VIDEO

VIDEO PLAYING AT LIVE EVENT
PRESENTATIONS WILL RESUME SHORTLY


WARM
DRY
COOL
PROTECTED


HASKELL BECKHAM
SENIOR DIRECTOR OF INNOVATION


Columbia


Columbia


Columbia


Columbia


INNOVATION
AT OUR CORE

OMNI-TECH WATERPROOF • BREATHABLE	1991
OMNI-WICK	1997
OMNI-GRIP	2002
OMNI-SHADE	2007
TECH LITE	2007
OMNI SHIELD ADVANCED REPELLENCY	2009
OMNI SHIELD BLOOD 'N GUTS	2009
OMNI FREEZE	2009
THERMAL REFLECTIVE OMNI-HEAT	2010
OutDry	2011
OMNI WIND BLOCK	2012
OMNI FREEZE ZERO	2013
HEAT SEAL	2015
OutDry EXTREME	2016
OutDry EXTREME	2017
OMNI-SHADE SUN DEFLECTOR	2018
3D THERMAL REFLECTIVE OMNI-HEAT	2018
BLACK DOT OMNI-HEAT	2020
OMNI-FREEZE ZERO ICE	2021
TECH LITE	2021
ADAPT TRAX	2021
OMNI-HEAT INFINITY	2021
DOUBLE WALL ENHANCED INSULATING CONSTRUCTION	2021
OutDry EXTREME	2022
TECH LITE PLUSH	2022
OMNI SHIELD RELEASE	2022
OMNI-HEAT HELIX	2022
BROAD SPECTRUM OMNI-SHADE SUN PROTECTION	2023


VISIBLE INNOVATION

90+ INDUSTRY AWARDS

240 PATENT FAMILIES


COLUMBIA INNOVATION CATEGORIES
OMNI-HEAT INFINITY
WARM
OutDry
EXTREME
BREATHABLE WATERPROOF
DRY
OMNI-FREEZE ZERO ICE
COOL
OMNI-SHADE SUN DEFLECTOR
PROTECTED

COLUMBIA INNOVATION CATEGORIES

OMNI-HEAT INFINITY

WARM

OutDry EXTREME BREATHABLE WATERPROOF

DRY

OMNI-FREEZE ZERO ICE

COOL

OMNI-SHADE SUN DEFLECTOR

PROTECTED

OutDry EXTREME BREATHABLE WATERPROOF

SUSTAINABLE

CSC VALUES AND ESG EFFORTS VIDEO

VIDEO PLAYING AT LIVE EVENT
PRESENTATIONS WILL RESUME SHORTLY

COLUMBIA INNOVATION CATEGORIES

OMNI-HEAT INFINITY

WARM

OutDry EXTREME BREATHABLE WATERPROOF

DRY

OMNI-FREEZE ZERO ICE

COOL

OMNI-SHADE SUN DEFLECTOR

PROTECTED

OutDry EXTREME BREATHABLE WATERPROOF

SUSTAINABLE


WARM


THERMAL REFLECTIVE
OMNI-HEAT
2010
3D
THERMAL REFLECTIVE
OMNI-HEAT
2018
BLACK DOT
OMNI-HEAT
2020
OMNI-HEAT
INFINITY
2021
OMNI-HEAT
HELIX
2022


Columbia
OMNI-HEAT
HELIX


Columbia
TITANIUM
OMNI-HEAT
HELIX


DRY




FABRIC
MEMBRANE
WATERPROOF BREATHABLE
FABRIC
OR NON BREATHABLE WEAR BARRIER


WATERPROOF
BREATHABLE MEMBRANE
WICKING FABRIC
OutDry
EXTREME
BREATHABLE
WATERPROOF


OutDry
EXTREME
BREATHABLE
WATERPROOF
OutDry
EXTREME
BREATHABLE
WATERPROOF


COOL


OMNI
FREEZE
OMNI
FREEZE
ZERO
OMNI-FREEZE
ZERO ICE
OMNI-SHADE
SUN DEFLECTOR


OMNI-FREEZE
ZERO ICE
Columbia
montrail





PROTECTED

OMNI-SHADE

BROAD SPECTRUM
OMNI-SHADE
SUN PROTECTION

OMNI-SHADE
SUN DEFLECTOR

OMNI-SHADE

BROAD SPECTRUM
OMNI-SHADE
SUN PROTECTION

OMNI-SHADE
SUN DEFLECTOR

RECOMMENDED
SKIN CANCER FOUNDATION

RECOMMENDED
SKIN CANCER FOUNDATION

RECOMMENDED
SKIN CANCER FOUNDATION


PFG




Columbia

OMNI-TECH WATERPROOF • BREATHABLE 1991	OMNI-WICK 1997	OMNI-GRIP 2002	OMNI-SHADE 2007	TECH LITE 2007	OMNI SHIELD ADVANCED REPELLENCY 2009	OMNI SHIELD BLOOD 'N GUTS 2009
OMNI FREEZE 2009	THERMAL REFLECTIVE OMNI-HEAT 2010	OutDry 2011	OMNI WIND BLOCK 2012	OMNI FREEZE ZERO 2013	HEAT SEAL 2015	OutDry EXTREME BREATHABLE WATERPROOF 2016
OutDry EXTREME BREATHABLE WATERPROOF 2017	OMNI-SHADE SUN DEFLECTOR 2018	3D THERMAL REFLECTIVE OMNI-HEAT 2018	BLACK DOT OMNI-HEAT 2020	OMNI-FREEZE ZERO ICE 2021	TECH LITE 2021	ADAPT TRAX 2021
OMNI-HEAT INFINITY 2021	DOUBLE WALL ENHANCED INSULATING CONSTRUCTION 2021	OutDry EXTREME BREATHABLE WATERPROOF 2022	TECH LITE PLUSH 2022	OMNI SHIELD RELEASE 2022	OMNI-HEAT HELIX 2022	BROAD SPECTRUM OMNI-SHADE SUN PROTECTION 2023


Columbia
Columbia
Columbia

Columbia

Columbia



BOAT TO BAR
FL 3144 PZ


EVERYDAY OUTDOOR
Columbia


ACTIVITY AREAS
HIKE
TRAIL RUN
SNOW
FISH & HUNT
EVERYDAY OUTDOOR


Columbia


Columbia
Sportswear Company


TIM SHEERIN
SVP, GLOBAL WHOLESALE

MARKETPLACE


GET OUTSIDE
STAY OUTSIDE
MADE FOR OUTSIDE
WOMEN

MARKETPLACE OF THE FUTURE


Columbia
LEAVE SERVICE BEHIND
Shop Camp Life


HUMBLE
ACCESSIBLE
DEMOCRATIC


SPORTCHEK
Academy
SPORTS+OUTDOORS
INTERSPORT
Bass Pro Shops
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SPORTING GOODS
zalando
zalando
zalando
REI
CO-OP
amazon
amazon
JD
KOHL'S
TSC
TRACTOR SUPPLY Co
eobuwie.pl
EAGLE EYE
OUTFITTERS
KITH
Zappos.com
Zappos.com
TikTok
asos
asos
asos
asos
asos
Mark's
DECATHLON
sports experts


12:11
Columbia
SOYEZ COOL.
RESTEZ AU CHAUD.
Des doudounes tendance en duvet douillet et chaud prêtes pour la ville.
POUR HOMME
POUR FEMME

LEAD WITH COLUMBIA.COM


Academy
SPORTS + OUTDOORS

DEVELOP THE PARTNERSHIPS OF THE FUTURE


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WOMEN
MEN
MADE FOR OUTSIDE

ELEVATE THE COLUMBIA SHOPPING EXPERIENCE

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12:13
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NEVER GO INSIDE AGAIN
INFINITY
The Gold Standard In Warmth
columbia.com
9:45
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FRESH ADVENTURES
SHOP NEW ARRIVALS
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4:08
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STAY DRIVEN
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BUBBA WALLACE COLLECTION
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WE OUR MEMBERS

DEVELOP THE PARTNERSHIPS OF THE FUTURE


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INTERSPORT
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SPORTING GOODS
zalando
amazon
JD
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TRACTOR SUPPLY Co
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asos
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趣露营
KEEPING


12:11
Columbia
SOYEZ COOL.
RESTEZ AU CHAUD.
Des doudounes tendance en duvet douillet et chaud prêtes pour la ville.
POUR HOMME
POUR FEMME
LEAD WITH
COLUMBIA.COM


Academy
SPORTS + OUTDOORS
DEVELOP THE
PARTNERSHIPS
OF THE FUTURE


Columbia
ELEVATE
THE COLUMBIA
SHOPPING
EXPERIENCE
WOMEN
MEN
MADE FOR
OUTSIDE


28,000 POINTS
OF DISTRIBUTION


CANADA
Outdoor World
SPORTCHEK
sports experts
Mark's
amazon
amazon


EUROPE
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DECATHLON
INTERSPORT
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JD


ASIA


CHINA


求更新
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哥伦比亚运动服装商贸（上海）有限公司
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Columbia创立于1938，致力于生产专业户外装备及研究高科技布料。忠于户外是哥伦比亚的核心价值观。
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小野一下去露营


9:45
生活是奔赴每一场惊喜的过程
抖音

INTERNATIONAL DISTRIBUTOR REGIONS


Columbia Sportswear Company
OMAN
Columbia Sportswear Company
DUBAI
Columbia
INDIA
THE GOLD
MONGOLIA
Columbia
HONG KONG
Columbia
TURKEY
Columbia
MUDE SUA PERSPECTIVA
BRAZIL
Columbia
MADE FOR OUTSIDE
ECUADOR
Columbia
MEXICO

UNITED STATES


REI co-op
DICK'S
SPORTING GOODS
Academy
amazon
amazon
KITH
EAGLE EYE
Zappos
Zappos
KOHL'S
TRACTOR SUPPLY Co
Outdoor World


BALANCE


OPPORTUNITY
Columbia


Bass Pro Shops
OPPORTUNITY
Columbia


OPPORTUNITY


OPPORTUNITY

MARKETPLACE OF THE FUTURE


LEAVE SERVICE BEHIND


JOE BOYLE
EXECUTIVE VICE PRESIDENT, COLUMBIA BRAND PRESIDENT


COLUMBIA BRAND STRATEGY
INSPIRE THE NEXT GENERATION
CREATE ICONIC PRODUCT
Columbia
UNLOCK THE MARKETPLACE OF THE FUTURE
LEAVE SERVICE BEHIND



2022 – 2025 COLUMBIA BRAND GROWTH

3 YEAR CAGR

7% TO 9%


COLUMBIA BRAND CUMULATIVE NET SALES GAIN
2023 TO 2025
>$700M

COLUMBIA BRAND GROWTH BY SEGMENT



>$700M
FOOTWEAR +LDD%
APPAREL +HSD%
PRODUCT
2022E
2025E

Growth rates reflect 3-Year CAGR

COLUMBIA BRAND GROWTH BY SEGMENT



>$700M
DTC.COM +LDD%
DTC B&M +HSD%
WHOLESALE +HSD%
CHANNELS
2022E
2025E

Growth rates reflect 3-Year CAGR

COLUMBIA BRAND GROWTH BY SEGMENT



>$700M
CANADA +LDD%
EMEA +LDD%
LAAP +LDD%
USA +HSD%
REGIONS
2022E
2025E

Growth rates reflect 3-Year CAGR

ACCELERATING GROWTH


FOOTWEAR


COLUMBIA.COM
Columbia
TOUGH MOTHER
OUTDOOR GUIDE
TRAIL RUNNING
12 Tips for Trail Running in the Rain
Learn how to tackle muddy trails with these tips and tricks for trail running in the rain.


INTERNATIONAL

COLUMBIA BRAND PRODUCT AND MARKETING VIDEO

VIDEO PLAYING AT LIVE EVENT
PRESENTATIONS WILL RESUME SHORTLY

Columbia
Sportswear Company™

Columbia

SOREL

MOUNTAIN
HARD
WEAR

prAna

PRANA BRAND PRODUCT AND MARKETING VIDEO

VIDEO PLAYING AT LIVE EVENT
PRESENTATIONS WILL RESUME SHORTLY

MONICA MIRRO

PRESIDENT, prAna

Emerging Brands

prAna®

MOUNTAIN HARD WEAR

SOREL

prAna®



prAna__The Active Wellness Brand



OUR MISSION/

We inspire your pursuit of wellness to create a healthier body, mind and planet.



WHO WE SERVE/

Young-Spirited Adventurers who seek revitalization through the activities they love.





Our Unique Position

lululemon
ATHLETA
alo
vuori
Sweaty Betty
BEYOND YOGA

Active Industry

prAna

Outdoor Industry

patagonia
cotopaxi
ARC'TERYX
THE NORTH FACE
KÜHL
Marmot
Smartwool
FJALL RAVEN

prAna__The Active Wellness Brand

Core Growth Strategy

01
Make Great Product

02
Build The Brand

03
Develop Balanced Omni-Channel Distribution




prAna



Make Great Product



prAna__a Product Company


Stretch Zion Collection


Becksa Collection


Yoga


Climbing

Build the Brand



Develop Balanced Omni-Channel Distribution




prAna
1147
prAna



Boulder, Colorado prAna Store


prAna
1147




Sustainability

Raffia Tie


prAna
SUSTAINABILITY MOVEMENT

Glassine Bag


Pushing
the Envelope
Sustainably made, responsibly sourced, and easy to recycle — paper was the natural choice when we bid a not-so-fond farewell to plastic packaging.
#PlasticFreeDelivery
prAna.

Active Wellness






TROY SICOTTE
PRESIDENT, MOUNTAIN HARDWEAR










GIRO


Secret sauce?


2022 – 2025 NET SALES GROWTH
3 YEAR CAGR
9% – 11%

_01

Our focus


MOUNTAINEERING


CLIMBING


SKI & SNOWBOARD


TRAIL


CAMP



_02

Our culture






#HumansOfHardwear
RESPECT your MOTHER






Volunteer




MOUNTAIN
HARD
WEAR


Black Diamond
MOUNTAIN HARD WEAR
BREWING CO.
IPA

Sustainability


MOUNTAIN
HARDWEAR



Warranty Team


JUKI
MOUNTAIN
HARD WEAR

_03

Our fans




MOUNTAIN HARD WEAR




4:31
arielleshipe
2,528 Posts
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ARIELLE | Adventure & Wellness
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Specialty Sandwiches and Plates
$10.99

Mountain Hardware
Ovengold Turkey, Monterey Jack Cheese, and Sriracha Mayo

West Richmond
Ovengold Turkey, Everroast Chicken, Smoked Bacon with Pepper Jack Cheese

Brickyard Cove
Hot Ovengold. Turkey, Bacon & Smoked Gou
Cheese

Chevron
Maple Honey Ham, Smoked Bacon, Bianco D'
Salami & Gold Label Imported Swiss Cheese

Falafel
Plain Hummus, Pickles, Tomato, and Cucumbers

Mediterranean Plate
Served with Plain Hummus, Tabouli, Baba

BREAKFAST

- Bacon Egg &Chees
- Ham, Egg & Chees
- Cheese & Avo



Salad
add Chic

Our product


Ghost Whisperer


Expedition Tents


Polartec Highloft Jacket


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Crater Lake UPF Tops

Stretchdown


MOUNTAIN HARD WEAR
MOUNTAIN HARD WEAR


Camp


PACK @ HOME
ROADTRIP
ARRIVE @ CAMP
UNPACK & SET UP
ACTIVITY
Camp
COOK/ CAMP CHORES
SLEEP/ COZY UP
WAKE UP
CHILL
PACK UP & HEAD HOME



Looking ahead

_01

Innovation






EAT/ COOK/DRESS



_02

Awareness


ENGINEERED
A GUIDE TO
THE WILD PATH
FOR THE
OUTDOORS
CHOCKSTONE™
TIGHT
21.3°
AB NILAS™
JACKET
TRAIL
GUIDE

_02

Awareness


MOUNTAIN
HARD
WEAR




_02

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MOUNTAINEERING	CLIMB	SKI & SNOWBOARD	TRAIL	CAMP
Alpinist Outside POLARTEC	SHE MOVES MOUNTAINS CLIMBING American Alpine Club	POW PROTECT OUR WINTERS FREESKIER SKI teton GRAVITY RESEARCH KINGS QUEENS FREERIDE WORLD TOUR	Backpacker RICH ROLL iHeart RADIO HIGHSNOBIETY THE OUTBOUND COLLECTIVE STRAVA	SHE EXPLORES HIPCAMP ADVENTURE JOURNAL SHAPE MONTANA STATE UNIVERSITY BANFF

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mountainhardwear Introducing, the most forgettable layer you'll always have. Shop the Kor Airshell™ Series


let's go
for a hike
kit starters for hikers


How to Hire a Guide
Written by Izzy Lazarus of The Mountain Guides, a Mountain Hardwear guide partner.
HOW DO I HIRE A GUIDE?
What is the purpose of a mountain guide?


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MOUNTAIN
HARD
WEAR




MOUNTAIN
HARD
WEAR
OSPREY


MOUNTAIN
HARD
WEAR



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Moosejaw


Moosejaw


backcountry.com


A versatile & durable down bag
For campers, climbers, and mountaineers who are always on the move and always shifting focus, the Bishop Pass™ & Bishop Pass™ Gore-Tex® Sleeping Bag are versatile down bags that can keep up. Made with a footbox that follows a more natural position, high-performance insulation, and hardwearing materials.
Bishop Pass


MOUNTAIN HARD WEAR
Women's Kor Preshell Hoody
When a hardshell is too much and a midlayer is not enough the Kor Preshell is the layer you've been missing
TOPS

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MOUNTAIN
HARD
WEAR

MOUNTAIN HARDWEAR BRAND PRODUCT AND MARKETING VIDEO

VIDEO PLAYING AT LIVE EVENT
PRESENTATIONS WILL RESUME SHORTLY

MARK NENOW

PRESIDENT, SOREL






THE NEXT GLOBAL FOOTWEAR FORCE
SOREL


JOURNEY


BRAND

PRODUCT CREATION




FOCUS


ROTATION

SOREL


SUN


COOL


SNKR


HIGH


STRT

PURPOSEFUL

AUDACIOUS

RELENTLESS

CREATIVE


SOREL


POWERFUL UNSTOPPABLE POWERFUL UNSTOPPABLE
POWERFUL UNSTOPPABLE POWERFUL UNSTOPPABLE
POWERFUL UNSTOPPABLE POWERFUL UNSTOPPABLE
POWERFUL UNSTOPPABLE POWERFUL UNSTOPPABLE
POWERFUL UNSTOPPABLE POWERFUL UNSTOPPABLE
POWERFUL UNSTOPPABLE POWERFUL UNSTOPPABLE
POWERFUL UNSTOPPABLE POWERFUL UNSTOPPABLE
POWERFUL UNSTOPPABLE POWERFUL UNSTOPPABLE
POWERFUL UNSTOPPABLE POWERFUL UNSTOPPABLE

WE BELIEVE YOU ARE YOUR MOST POWERFUL TOOL AND THE DETERMINATION YOU FIND WITHIN IS AN UNSTOPPABLE FORCE.

SOREL CHALLENGES THE STATUS QUO BY CREATING UNEXPECTED FOOTWEAR THAT PUSHES THE BOUNDARIES OF FUNCTION-FIRST FASHION. WE STAY IN MOTION SO YOU CAN PUSH YOURSELF FORWARD.

SOREL



UNSTOPPABLE


SOREL

INDEPENDENT



INDEPENDENT





GREATEST SHOES OF ALL TIME



NIKE AIR FORCE 1
After almost four decades on shelves, the Nike Air Force 1 is arguably more popular today than when it debuted in 1982. As technology evolved, the Bruce Kilgore-designed basketball shoe became a street style icon and is revered by generations of fashion-focused consumers — especially the must-have white low-top iteration.

SALVATORE FERRAGAMO VARA
Mr. Ferragamo may have been the shoemaker to the stars, outfitting Marilyn Monroe and Judy Garland, but it was his eldest daughter Fiamma who in 1979 created one of the brand's best-selling styles of all time. The Vara's signature grosgrain bow was actually born of a sampling error, as the material had been used to mock up a bow intended to be done in leather. When the shoe came back with the same fabric detail, Fiamma decided to just keep it.

SOREL CARIBOU
Anyone living in cold-weather conditions knows all about the Sorel Caribou — and has probably had a pair at some point in their lives. Born from a Canadian rubber goods company founded in 1962, Sorel's most iconic boot may not be the most tech-forward in its category, but its vulcanized rubber shell and removable insulation are tried-and-true for millions of snow dwellers through decades of winters.

ADIDAS YEEZY BOOST 350 V2
Just 4 years old, the Adidas Yeezy Boost 350 V2 is the source of the most fervent sneaker drops today. It's also the shoe that solidified rap star Kanye West as a legitimate designer. Equipped with plush Boost cushioning and comfortable Primeknit uppers, the model continues to sell out almost instantly with every Adidas restock.

PUMA SUEDE
Unlike any other sneaker in history, the Puma Suede is synonymous with timeless political and cultural moments, from Tommie Smith and John Carlos removing their pairs on the podium as a civil rights protest at the 1968 Olympics to the B-Boy culture that dominated the 1980s.






FUNCTION FIRST FASHION


DE-POSITION THE COMPETITION
BECOME THE CATEGORY LEADER



司
谷
餅

SORELEVATE™

UNDER THE FOOT



LivelyFoam™



EverTread™





SORELEMENTS™

OVER THE FOOT

WaterProof

WaterProtect

ChillProof

MoveFree

BreatheFree






THE NEXT GLOBAL FOOTWEAR FORCE

SOREL BRAND PRODUCT AND MARKETING VIDEO

VIDEO PLAYING AT LIVE EVENT
PRESENTATIONS WILL RESUME SHORTLY



JIM SWANSON

EVP, CHIEF FINANCIAL OFFICER

STRATEGIC PRIORITIES

ACCELERATE PROFITABLE GROWTH

CREATE ICONIC PRODUCTS	DRIVE BRAND ENGAGEMENT	ENHANCE CONSUMER EXPERIENCES	AMPLIFY MARKETPLACE EXCELLENCE

EMPOWER TALENT THAT IS DRIVEN BY OUR CORE VALUES

ACCELERATING PROFITABLE GROWTH


Columbia
SOREL
MOUNTAIN HARD WEAR
prAna

MARKET TAILWINDS

POPULARITY OF OUTDOOR ACTIVITIES

A BROADER CASUALIZATION TREND IS SPURRING GROWTH IN LIFESTYLE APPAREL

HEALTH & WELLNESS AND THE IMPORTANCE OF BEING ACTIVE IS TAKING A LARGER PART IN PEOPLE'S LIVES

ACCELERATING PROFITABLE GROWTH

PROVEN TRACK RECORD OF FINANCIAL PERFORMANCE

FORTRESS BALANCE SHEET AND DISCIPLINED APPROACH TO CAPITAL ALLOCATION.

POSITIONED TO GENERATE MEANINGFUL SHAREHOLDER VALUE.



DELIVERING SHAREHOLDER VALUE

NET SALES CAGR

—

+9%

DILUTED EPS CAGR

—

+11%

ANNUALIZED TOTAL SHAREHOLDER RETURN

—

+13%


NET SALES
$427M
$3.1B
98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21

1998 – 2021 ANNUAL SHAREHOLDER RETURN

COLUMBIA SPORTSWEAR COMPANY

—

+13%

S&P 500 CONSUMER DISCRETIONARY INDEX

—

+10%

S&P 500 INDEX

—

+8%

2022 – 2025 NET SALES GROWTH

3 YEAR CAGR

9% TO 11%

OPERATING MARGIN EXPANSION

BY 2025

—

~14%



2022 – 2025 DILUTED EPS GROWTH

3 YEAR CAGR

12% TO 15%



MARKET HEADWINDS

BROAD-BASED INFLATIONARY PRESSURES

SUPPLY CHAIN DISRUPTIONS

ONGOING COVID-19 IMPACT

GEOPOLITICAL ENVIRONMENT

TIGHTENING FED POLICY

2023

SPRING 2023 ORDERS SUPPORT MODEST YEAR-OVER-YEAR FIRST HALF WHOLESALE NET SALES GROWTH


1. FOOTWEAR
SOREL


1. FOOTWEAR
Columbia

2. INTERNATIONAL EXPANSION


CANADA
EUROPE
CHINA

3. DIGITAL COMMERCE


Columbia
SOYEZ COOL.
RESTEZ AU CHAUD.
DICK'S
ONE-HOUR CURBSIDE AND IN-STORE PICKUP
Columbia Sportswear
Apparel
Footwear
Columbia PFG
Hats
Socks
Sunglasses
Backpacks & Daypacks
Get Ready for Winter
amazon
Columbia
TESTED TOUGH
HOME
MEN'S SUMMER OUTDOOR EVENT
Search all Columbia
Columbia
MADE FOR
OUTSIDE

2022 – 2025 COLUMBIA BRAND GROWTH

3 YEAR CAGR

7% TO 9%


2022 – 2025 SOREL GROWTH
3 YEAR CAGR
20% TO 22%



2022 – 2025 MOUNTAIN HARDWEAR GROWTH

3 YEAR CAGR

9% TO 11%

2022 – 2025 PRANA GROWTH

3 YEAR CAGR

—

5% TO 7%

2022 – 2025 GROWTH BY BRAND


COLUMBIA
82%
2022E
11%
3%
4%
SOREL
MOUNTAIN HARDWEAR
prAna
79%
2025E
14%
3%
4%

2022 – 2025 GROWTH BY CATEGORY

3 YEAR CAGR

FOOTWEAR

15% TO 17%

Columbia Footwear up 10% to 12%

SOREL up 20% to 22%

APPAREL, ACCESSORIES & EQUIPMENT

7% TO 9%

2022 – 2025 GROWTH BY CATEGORY


APPAREL
ACCESSORIES
EQUIPMENT
FOOTWEAR
76%
2022E
24%
71%
2025E
29%

2022 – 2025 GROWTH BY GEOGRAPHY

3 YEAR CAGR

UNITED STATES

+8% TO +10%

LAAP

+9% TO +11%

China up mid-teens%

EMEA

+11% TO +13%

Europe Direct up mid-teens%

CANADA

+12% TO +14%

2022 – 2025 GROWTH BY GEOGRAPHY


LAAP
13%
12%
EMEA
UNITED STATES
67%
2022E
8%
CANADA
14%
13%
65%
2025E
8%

2022 – 2025 GROWTH BY CHANNEL

3 YEAR CAGR

WHOLESALE

9% TO 11%

DTC E-COMMERCE

13% TO 15%

DTC BRICK & MORTAR

6% TO 8%

2022 – 2025 GROWTH BY CHANNEL



Wholesale
55%
2022E
27%
DTC B&M
18%
DTC.com
55%
2025E
25%
20%


OPERATING MARGIN EXPANSION
BY 2025
~14%

GROSS MARGIN DRIVERS

HEADWINDS

ECONOMIC UNCERTAINTY – INFLATIONARY PRESSURES

FOREIGN CURRENCY WEAKNESS

INVENTORY & MARKETPLACE PROMOTION LEVELS

TAILWINDS

BRAND PRICING POWER

DISCIPLINED EXECUTION

SG&A DRIVERS

HEADWINDS/INVESTMENTS

INFLATIONARY PRESSURES

STRATEGIC INVESTMENTS, INCLUDING DEMAND CREATION

TAILWINDS

TOP LINE MOMENTUM, FUELS FIXED SG&A EXPENSE LEVERAGE

OPERATIONAL EFFICIENCIES

EXPENSE DISCIPLINE

STRATEGIC INVESTMENTS

DEMAND CREATION	DIGITAL	SUPPLY CHAIN	OTHER



STRATEGIC INVESTMENTS

DEMAND CREATION

INCREASE RATE OF SPEND TO >6.0% OF SALES

EMPHASIZE GROWTH ACCELERATORS

UTILIZE FULL FUNNEL – DIGITAL-FIRST MINDSET

CREATE DEEPER CONNECTIONS WITH CONSUMERS

STRATEGIC INVESTMENTS

DIGITAL

- ENHANCE ONLINE CONSUMER EXPERIENCES
- GENERATE CONSUMER INSIGHTS WITH DATA AND ANALYTICS
- AMPLIFY LOYALTY / MEMBERSHIP
- ENGAGE CONSUMERS WITH DIGITAL MARKETING

STRATEGIC INVESTMENTS

SUPPLY CHAIN

ENHANCE CONSUMER EXPERIENCES THROUGH SERVICE AND SPEED

ADAPT OUR SUPPLY CHAIN TO AN EVOLVING BUSINESS MODEL SERVING AN OMNI-CHANNEL BUSINESS

IMPROVE INVENTORY EFFICIENCY

ACTIVATE CAPACITY GROWTH

STRATEGIC INVESTMENTS

OTHER

INVEST IN NEW GROWTH OPPORTUNITIES

DTC STORE EXPANSION

EMPOWER OUR TALENT THROUGH TOOLS & TECHNOLOGY

CAPITAL ALLOCATION PRIORITIES

INVEST IN ORGANIC GROWTH OPPORTUNITIES
TO DRIVE LONG-TERM PROFITABLE GROWTH

RETURN AT LEAST 40% OF FREE CASH FLOW TO SHAREHOLDERS
THROUGH DIVIDENDS AND SHARE REPURCHASES

OPPORTUNISTIC M&A



CAPITAL ALLOCATION PRIORITIES

CUMULATIVE FREE CASH FLOW TO SHAREHOLDERS 2017-2021



NET OPERATING CASH FLOW
$1,547M
FREE CASH FLOW
$1,241M
DIVIDENDS
$657M
SHARE BUYBACK
$265M

CUMULATIVE FREE CASH FLOW 2023-2025

>$1B

Please see the Free Cash Flow Reconciliation slide for more information

ANNUAL TOTAL SHAREHOLDER RETURN TARGET

—

3 YEAR CAGR


+9% TO 11%
NET SALES GROWTH
+3% TO 4%
OPERATING MARGIN EXPANSION
+1% TO 2%
DIVIDEND/ REPURCHASE
+13% TO 17%
ORGANIC TSR
POTENTIAL VALUATION MULTIPLE EXPANSION
+13% TO 17%
TOTAL SHAREHOLDER RETURN

2025 EARNINGS GROWTH ALGORITHM

NET SALES	+	OPERATING MARGIN	=	DILUTED EPS
$4.5B TO $4.7B		~14%		$7.35 TO $7.95




Columbia
SOREL
MOUNTAIN HARD WEAR
prAna

Columbia Sportswear Company™

Columbia

SOREL

MOUNTAIN HARDWEAR

prAna

FREE CASH FLOW RECONCILIATION

COLUMBIA SPORTSWEAR COMPANY
Reconciliation of GAAP to Non-GAAP Financial Measures
Net cash used in operating activities to free cash flow
(Unaudited)

	Year Ended December 31,				
(In millions)	2021	2020	2019	2018	2017
Net cash provided by operating activities	$ 354.4	$ 276.1	$ 285.5	$ 289.6	$ 341.1
Capital expenditures	(34.7)	(28.8)	(123.5)	(65.6)	(53.4)
Free cash flow	$ 319.7	$ 247.3	$ 162.0	$ 224.0	$ 287.7

GAAP financial measures for forward-looking periods are not available without unreasonable effort.